Capital Group International Focus Equity ETF
Investment portfolio
August 31, 2025
unaudited

Common stocks 97.30% Industrials 19.23%	Shares	Value (000)
Airbus SE, non-registered shares	668,131	$139,962
Recruit Holdings Co., Ltd.	1,410,900	82,366
Rolls-Royce Holdings PLC	5,275,824	76,300
Siemens AG	224,136	62,040
MTU Aero Engines AG	132,938	59,255
Techtronic Industries Co., Ltd.	4,370,000	56,282
Volvo AB, Class B	1,555,796	47,819
Melrose Industries PLC	5,637,401	44,803
Diploma PLC	540,401	39,442
DSV A/S	111,913	24,783
Schneider Electric SE	96,963	23,827
Hitachi, Ltd.	829,300	22,849
Localiza Rent a Car SA, ordinary nominative shares	3,232,630	21,369
Shenzhen Inovance Technology Co., Ltd., Class A	1,990,431	20,937
Safran SA	61,220	20,405
Ashtead Group PLC	192,372	14,160
		756,599
Financials 16.37%
Standard Chartered PLC	6,239,063	116,877
Nu Holdings, Ltd., Class A (a)	5,584,029	82,644
Banco Bilbao Vizcaya Argentaria, SA	4,501,300	81,571
ING Groep NV	2,828,424	67,371
Mizuho Financial Group, Inc.	1,765,800	58,818
KB Financial Group, Inc.	736,606	57,328
3i Group PLC	871,564	47,344
AIA Group, Ltd.	4,484,200	42,222
China Merchants Bank Co., Ltd., Class A	5,632,324	33,868
Bank Central Asia Tbk PT	46,009,800	22,530
Societe Generale	296,959	18,316
NatWest Group PLC	2,187,813	15,099
		643,988
Communication services 12.70%
SoftBank Group Corp.	1,617,500	178,640
Deutsche Telekom AG	2,040,526	74,529
Tencent Holdings, Ltd.	964,500	73,802
Bharti Airtel, Ltd.	3,214,869	68,828
Universal Music Group NV	1,085,314	30,651
Nintendo Co., Ltd.	300,200	27,190
Sea, Ltd., Class A (ADR) (a)	133,286	24,863
Singapore Telecommunications, Ltd.	6,219,900	20,893
		499,396
Capital Group International Focus Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Information technology 11.91%	Shares	Value (000)
Taiwan Semiconductor Manufacturing Co., Ltd.	5,419,000	$205,631
SAP SE	280,783	76,111
SK hynix, Inc.	280,394	54,253
ASML Holding NV	70,968	52,854
Tokyo Electron, Ltd.	337,700	47,488
Shopify, Inc., Class A, subordinate voting shares (a)	228,273	32,250
		468,587
Health care 7.88%
Daiichi Sankyo Co., Ltd.	3,706,000	88,996
Sanofi	804,145	79,486
Novo Nordisk AS, Class B	1,209,680	68,023
Eurofins Scientific SE, non-registered shares	369,735	28,038
AstraZeneca PLC	163,590	26,069
Zealand Pharma AS (a)	281,651	19,307
		309,919
Consumer discretionary 7.88%
Trip.com Group, Ltd.	833,329	61,788
MercadoLibre, Inc. (a)	20,074	49,641
adidas AG	240,755	46,854
Flutter Entertainment PLC (a)	144,285	44,320
Maruti Suzuki India, Ltd.	236,462	39,644
Compagnie Financiere Richemont SA, Class A	202,791	35,418
Ferrari NV	67,749	32,235
		309,900
Consumer staples 7.48%
British American Tobacco PLC (ADR)	1,670,086	95,011
Danone SA	604,904	50,372
Ajinomoto Co., Inc.	1,671,000	45,586
Nestle SA	453,066	42,688
JBS NV (BDR) (a)	1,942,427	31,262
L’Oreal SA, non-registered shares	62,880	29,271
		294,190
Materials 6.54%
First Quantum Minerals, Ltd. (a)	6,678,778	117,055
Ivanhoe Mines, Ltd., Class A (a)	6,684,694	59,091
Shin-Etsu Chemical Co., Ltd.	1,021,000	31,661
Grupo Mexico, SAB de CV, Series B	4,438,740	29,097
Anglo American PLC	667,369	20,548
		257,452
Energy 5.92%
Canadian Natural Resources, Ltd. (CAD denominated)	3,089,770	97,844
Reliance Industries, Ltd.	6,266,759	96,406
Cenovus Energy, Inc.	2,332,604	38,793
		233,043
Capital Group International Focus Equity ETF — Page 2 of 5

unaudited
Common stocks (continued) Utilities 1.39%	Shares	Value (000)
Gulf Development PCL (a)	24,986,767	$36,252
Companhia de Saneamento Basico do Estado de Sao Paulo-SABESP, ordinary nominative shares	811,988	18,344
		54,596
Total common stocks (cost: $3,108,655,000)		3,827,670
Short-term securities 2.51% Money market investments 2.51%
Capital Group Central Cash Fund 4.29% (b)(c)	988,433	98,853
Total short-term securities (cost: $98,833,000)		98,853
Total investment securities 99.81% (cost: $3,207,488,000)		3,926,523
Other assets less liabilities 0.19%		7,514
Net assets 100.00%		$3,934,037
Investments in affiliates (c)

	Value at 6/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 8/31/2025 (000)	Dividend or interest income (000)
Short-term securities 2.51%
Money market investments 2.51%
Capital Group Central Cash Fund 4.29% (b)	$140,081	$425,702	$466,948	$8	$10	$98,853	$1,528

(a)	Security did not produce income during the last 12 months.
(b)	Rate represents the seven-day yield at 8/31/2025.
(c)	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Capital Group International Focus Equity ETF — Page 3 of 5

unaudited
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2025, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
BDR = Brazilian Depositary Receipts
CAD = Canadian dollars
Capital Group International Focus Equity ETF — Page 4 of 5

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2025 Capital Group. All rights reserved.
ETGEFP1-303-1025
Capital Group International Focus Equity ETF — Page 5 of 5